Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Philip W. Tomlinson and M. Troy Woods and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/James H. Blanchard	Date: May 9, 2007

James H. Blanchard,

Director and Chairman of the

Executive Committee

/s/Philip W. Tomlinson	Date: May 9, 2007

Philip W. Tomlinson,

Principal Executive Officer

and Chairman of the Board

/s/M. Troy Woods	Date: May 9, 2007

M. Troy Woods,

President and Director

/s/James B. Lipham	Date: May 9, 2007

James B. Lipham,

Senior Executive Vice President, Treasurer

and Principal Financial Officer

/s/Dorenda K. Weaver	Date: May 9, 2007

Dorenda K. Weaver

Chief Accounting Officer

/s/Richard E. Anthony	Date: May 9, 2007

Richard E. Anthony,

Director

/s/Richard Y. Bradley	Date: May 9, 2007

Richard Y. Bradley,

Director

Date: May , 2007

Kriss Cloninger III,

Director

Date: May , 2007

G. Wayne Clough,

Director

Date: May , 2007

Walter W. Driver, Jr.,

Director

/s/Gardiner W. Garrard, Jr.	Date: May 9, 2007

Gardiner W. Garrard, Jr.,

Director

Date: May , 2007

Sidney E. Harris,

Director

/s/Alfred W. Jones III	Date: May 9, 2007

Alfred W. Jones III,

Director

/s/Mason H. Lampton	Date: May 9, 2007

Mason H. Lampton,

Director

Date: May , 2007

H. Lynn Page,

Director

/s/W. Walter Miller, Jr.	Date: May 9, 2007

W. Walter Miller, Jr.,

Director

Date: May , 2007

John T. Turner,

Director

/s/Richard W. Ussery	Date: May 9, 2007

Richard W. Ussery,

Director

/s/James D. Yancey	Date: May 9, 2007

James D. Yancey,

Director

/s/Rebecca K. Yarbrough	Date: May 9, 2007

Rebecca K. Yarbrough,

Director